Exhibit 99.1 - Pool Data Report


CIT Equipment Collateral 2003-VT1
Composition of Contract Pool
at June 30, 2005


                                                     Weighted                Weighted              Average
                                 Current              Average                 Average              Required
             Number              Required             Original               Remaining              Payoff
                of                Payoff                Term                    Term                Amount
            Contracts             Amount                                                            (Range)
            ---------             ------                                                            -------
             41,314           $227,858,964          53.73 months            21.35 months            $5,515
                                                                                              ($0 to $1,447,652)



Type of Contract
at June 30, 2005



                                                                      % of
                                                                      Total                                         % of
                                              Number                 Number             Required                  Required
                                                of                    of                 Payoff                     Payoff
Type of Contract                             Contracts              Contracts             Amount                   Amount
----------------                             ---------              ---------             ------                   -------
True Leases                                    23,125                55.97 %           166,237,994                  72.96 %
Finance Leases                                 18,189                44.03              61,620,970                  27.04
                                  ------------------------------------------------------------------------------------------
   Total                                       41,314               100.00 %           227,858,964                100.00 %
                                  ==========================================================================================

CIT Equipment Collateral 2003-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2005



                                                           % of
                                                           Total                                          % of
                                         Number            Number             Required                  Required
                                           of               of                 Payoff                    Payoff
State                                  Contracts         Contracts             Amount                    Amount
-----                                  ---------         ---------             ------                    ------
Alabama                                   451               1.09 %           1,530,126.69                0.67 %
Alaska                                     86               0.21               552,537.96                0.24
Alberta                                     1               0.00                   284.46                0.00
Arizona                                   690               1.67             5,570,752.43                2.44
Arkansas                                  219               0.53               829,415.77                0.36
California                               4886              11.83            21,430,981.32                9.41
Colorado                                 1070               2.59             4,073,574.92                1.79
Connecticut                               698               1.69             4,343,566.46                1.91
Delaware                                  160               0.39               772,265.90                0.34
District of Columbia                      142               0.34               430,647.72                0.19
Florida                                  3019               7.31            10,784,014.12                4.73
Georgia                                  1301               3.15            10,856,075.49                4.76
Hawaii                                    107               0.26               167,070.41                0.07
Idaho                                     131               0.32               359,914.89                0.16
Illinois                                 1152               2.79             8,158,843.18                3.58
Indiana                                   566               1.37             3,070,889.33                1.35
Iowa                                      254               0.61               716,788.82                0.31
Kansas                                    263               0.64             2,036,576.34                0.89
Kentucky                                  334               0.81               771,263.54                0.34
Louisiana                                 420               1.02             1,031,457.60                0.45
Maine                                      74               0.18               108,315.91                0.05
Maryland                                  862               2.09             3,780,495.39                1.66
Massachusetts                            1443               3.49             8,105,499.24                3.56
Michigan                                 1471               3.56            12,019,548.13                5.27
Minnesota                                 717               1.74             6,608,110.85                2.90
Mississippi                               219               0.53               619,467.72                0.27
Missouri                                  575               1.39             2,950,377.03                1.29
Montana                                   119               0.29               297,202.32                0.13
Nebraska                                  118               0.29             1,013,910.03                0.44
Nevada                                    246               0.60             1,056,289.88                0.46
New Hampshire                             204               0.49               987,763.62                0.43
New Jersey                               2642               6.39            27,869,289.39               12.23
New Mexico                                195               0.47               563,574.11                0.25
New York                                 3970               9.61            23,453,006.89               10.29
North Carolina                            988               2.39             3,002,478.96                1.32
North Dakota                               49               0.12               276,147.77                0.12
Ohio                                     1169               2.83             7,884,475.80                3.46
Oklahoma                                  323               0.78             1,087,648.90                0.48
Ontario                                     2               0.00                 7,907.81                0.00
Oregon                                    564               1.37             1,804,206.24                0.79
Pennsylvania                             1943               4.70             9,535,189.95                4.18
Puerto Rico                                 2               0.00                 2,069.55                0.00
Quebec                                      1               0.00                   431.23                0.00
Rhode Island                              134               0.32               665,654.61                0.29
South Carolina                            462               1.12             1,626,985.21                0.71
South Dakota                               84               0.20               202,919.64                0.09
Tennessee                                 852               2.06             3,546,101.95                1.56
Texas                                    2984               7.22            17,209,924.13                7.55
Utah                                      186               0.45               566,040.45                0.25
Vermont                                    88               0.21               170,951.52                0.08
Virginia                                 1115               2.70             5,920,377.47                2.60
Washington                                795               1.92             2,551,401.77                1.12
West Virginia                             169               0.41             2,017,146.33                0.89
Wisconsin                                 526               1.27             2,722,656.95                1.19
Wyoming                                    73               0.18               138,349.68                0.06
                                 -------------   ----------------      -------------------   -----------------
   Total                               41,314             100.00 %            227,858,964              100.00 %
                                 =============   ================      ===================   =================

CIT Equipment Collateral 2003-VT1
Payment Status
at June 30, 2005



                                                                   % of
                                                                   Total                                        % of
                                                Number             Number                Required             Required
                                                  of                of                    Payoff               Payoff
Days Delinquent                               Contracts          Contracts                Amount               Amount
---------------                               ---------          ---------                ------               ------
Current, including 1 to 30 day
   delinquent contracts                          39,511             95.64 %              220,610,960             96.82 %
31-60 days delinquent                               892              2.16                  5,063,095              2.22
61-90 days delinquent                               386              0.93                    894,050              0.39
91-120 days delinquent                              198              0.48                    513,914              0.23
Over 120 days delinquent                            327              0.79                    776,944              0.34
                                         ---------------    --------------      ---------------------    --------------
   Total                                         41,314            100.00 %              227,858,964            100.00 %
                                         ===============    ==============      =====================    ==============


Equipment Type
at June 30, 2005


                                                                   % of
                                                                   Total                                        % of
                                                Number             Number                Required             Required
                                                  of                of                    Payoff               Payoff
Type of Equipment                             Contracts          Contracts                Amount               Amount
----------------                              ---------          ---------                ------               ------
 Telecommunciations                               6,641             16.07  %             101,911,568             44.73 %
 Computers                                       28,365             68.66                 57,939,942             25.43
 General Office Equipment/Copiers                 3,706              8.97                 35,923,084             15.77
 Software                                           362              0.88                 20,484,561              8.99
 Automotive                                       2,081              5.04                 10,581,778              4.64
 Other (1)                                          159              0.38                  1,018,031              0.45
                                         ---------------    --------------      ---------------------    --------------
   Total                                         41,314            100.00 %              227,858,964            100.00 %
                                         ===============    ==============      =====================    ==============


(1) Includes $36,631.23 as the largest and $6,403 as the average Required Payoff Amount

CIT Equipment Collateral 2003-VT1
Required Payoff Amount
at June 30, 2005



                                                                 % of
                                                                 Total                                         % of
                                              Number             Number                Required              Required
                                                 of               of                    Payoff                Payoff
Required Payoff Amount                       Contracts         Contracts                Amount                Amount

                0.00 - 5,000.00                 33,706             81.58  %             $ 42,399,390            18.61  %
           5,000.01 - 10,000.00                  3,598              8.71                  25,000,970            10.97
          10,000.01 - 15,000.00                  1,339              3.24                  16,357,823             7.18
          15,000.01 - 25,000.00                  1,173              2.84                  22,465,761             9.86
          25,000.01 - 50,000.00                    851              2.06                  29,727,637            13.05
         50,000.01 - 100,000.00                    362              0.88                  25,411,272            11.15
        100,000.01 - 150,000.00                    123              0.30                  14,889,310             6.53
        150,000.01 - 250,000.00                     87              0.21                  16,202,159             7.11
        250,000.01 - 500,000.00                     54              0.13                  18,909,802             8.30
      500,000.01 - 1,000,000.00                     18              0.04                  12,876,420             5.65
    1,000,000.01 - 1,447,652.30                      3              0.01                   3,618,419             1.59
                                         --------------    --------------      ----------------------    -------------
  Total                                         41,314            100.00  %            $ 227,858,964           100.00  %
                                         ==============    ==============      ======================    =============


Remaining Term
at June 30, 2005


                                                                 % of
                                                                 Total                                         % of
                                              Number             Number                  Required             Required
                                                 of               of                      Payoff               Payoff
Remaining Terms of Contracts                 Contracts         Contracts                  Amount               Amount
----------------------------                 ---------         ---------                  ------               ------
(months)

  0- 12                                         24,635             59.63 %             $  54,355,862            23.86 %
 13- 24                                         10,440             25.27                  64,950,864            28.50
 25- 36                                          6,213             15.04                 105,751,328            46.41
 37- 48                                             18              0.04                   1,645,378             0.72
 49- 60                                              8              0.02                   1,155,532             0.51
                                         -------------    --------------      ----------------------    -------------
   Total                                        41,314            100.00 %             $ 227,858,964           100.00 %
                                         =============    ==============      ======================    =============

CIT Equipment Collateral 2003-VT1
Types of Obligor
at June 30, 2005


                                                                             % of
                                                                             Total                                     % of
                                                           Number            Number              Required            Required
                                                             of               of                  Payoff              Payoff
Type of Obligor                                          Contracts         Contracts              Amount              Amount
---------------                                          ---------         ---------              ------              ------
Services Organizations (1)                                 15,880             38.44  %          102,438,751             44.96  %
Manufacturing                                               3,752              9.08              36,217,423             15.89
Finance, Insurance, & Real Estate (Financial Institution)   3,555              8.60              20,871,145              9.16
Wholesale Trade                                             2,465              5.97              13,886,211              6.09
Medical /Healthcare Organizations                           2,005              4.85              12,739,584              5.59
Retail Trade                                                2,699              6.53              11,969,685              5.25
Other (2)                                                   6,963             16.85               7,611,036              3.34
Transportation                                                839              2.03               4,909,924              2.15
Communications & Utilities                                    406              0.98               4,843,040              2.13
Construction                                                1,567              3.79               4,557,359              2.00
Printing, Publishing & Allied Products                        464              1.12               4,023,600              1.77
Public Administration                                         196              0.47               2,241,530              0.98
Resources & Agriculture                                       523              1.27               1,549,676              0.68
                                                     ------------    --------------     -------------------    --------------
   Total                                                   41,314            100.00  %          227,858,964            100.00  %
                                                     =============    ==============     ===================    ==============


(1) Primarily: Miscellaneous Service Organization (21.2%); Business Services (17.2%); Engineering, Accounting and Research (16.1%); Automotive Repair, Service and Parts (12.0%): and Membership Organization (7.9%).

(2) Includes $52,121.5 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 3.34% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 3.02% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.32% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


Obligor Concentration


                                                                                                                   % of
                                                       Number           % of Total           Required            Required
Obligors (including contracts securing                  of              Number of            Payoff              Payoff
   vendor loans)                                     Contracts           Contracts            Amount              Amount
   -------------                                     ---------           ---------            ------              ------
Top 5 Obligors                                           143                0.35%           $ 12,242,835             5.37 %


     The top 5 obligors conduct business in the Service Industries (2.43%); Manufacturing Industries (2.20%) and Retail Trade Industries (0.74%).

CIT Equipment Trust 2003-VT1
Scheduled Payments from the Contracts
at June 30, 2005


           Collection              Scheduled                    Collection            Scheduled
             Period                Cashflows                      Period              Cashflows
             ------                ---------                      ------              ---------
    Positive Rent Due             3,123,076.49

               July-2005          13,733,585.50                November-2007        1,859,682.92
             August-2005          16,584,164.31                December-2007        1,497,087.15
          September-2005          16,024,382.15                 January-2008          991,803.02
            October-2005          14,643,206.16                February-2008          660,591.95
           November-2005          13,269,076.18                   March-2008          333,518.31
           December-2005          12,118,414.50                   April-2008          109,175.72
            January-2006          10,718,192.41                     May-2008           88,486.14
           February-2006           9,582,903.43                    June-2008           61,814.51
              March-2006           7,993,274.13                    July-2008           61,417.04
              April-2006           7,641,883.52                  August-2008           60,543.82
                May-2006           7,446,244.80               September-2008           59,091.21
               June-2006           7,264,437.94                 October-2008           58,494.54
               July-2006           7,167,124.96                November-2008           58,260.24
             August-2006           7,141,699.91                December-2008           58,260.24
          September-2006           7,004,129.28                 January-2009           58,260.24
            October-2006           6,806,248.41                February-2009           58,260.24
           November-2006           6,674,825.19                   March-2009           58,100.64
           December-2006           6,448,603.30                   April-2009           58,001.06
            January-2007           6,255,323.40                     May-2009           55,312.22
           February-2007           6,031,380.48                    June-2009           48,713.62
              March-2007           5,771,315.49                    July-2009           24,483.07
              April-2007           5,365,371.73                  August-2009            5,836.42
                May-2007           4,826,407.54               September-2009            3,275.63
               June-2007           4,458,742.48                 October-2009            3,275.63
               July-2007           3,975,624.67                November-2009            3,275.63
             August-2007           3,345,570.64                December-2009              585.75
          September-2007           2,913,254.64                 January-2010              585.75
            October-2007           2,473,191.56                February-2010              587.75
